SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): November 25, 1997

             CAMBRIDGE ADVANTAGED PROPERTIES II LIMITED PARTNERSHIP
             ------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
                                    --------
                 (State or other Jurisdiction of Incorporation)


        0-14941                                          13-3330195
(Commission File Number)                  (IRS Employer Identification Number)

                     625 Madison Avenue, New York, NY 10022
                     --------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (212) 421-5333

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report


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Item 1.  Changes in Control of Registrant

      On November 25, 1997, affiliates of Related Advantaged Residential Associates Inc. ("RARA") and Advantaged Housing Associates Inc. ("AHA"), general partners of Cambridge Advantaged Properties II Limited Partnership (the "Partnership") executed a Purchase Agreement (the "Purchase Agreement") pursuant to which AHA agreed to sell and an affiliate of RARA agreed to purchase AHA's general partner interest in the Partnership (the "Transfer"). Limited Partners of the Partnership were notified by mail and approved of the Transfer. As a result of the Transfer, RARA will be the sole general partner of the Partnership. The Purchase Agreement also reflected the transfer of 100% of the stock from affiliates of AHA to affiliates of RARA in five additional partnerships that affiliates of AHA and RARA are general partners and an additional purchase of general partner interest in two partnerships that affiliates of AHA and RARA are general partners. (the "Additional Partnerships") In addition to the Transfer, RARA acquired AHA's general partner interest in Related and Cambridge Associates Limited Partnership, the Special Limited Partner to the Partnership.

      The terms of the Transfer in the Purchase Agreement allowed for the Partnership to pay AHA the accrued asset management fees from both the Partnership and the Additional Partnerships in the aggregate amount of $922,789. A payment from affiliates of RARA was made to affiliates of AHA in the aggregate amount of $1,002,788 with respect to both the Partnership and the Additional Partnership.

      Additional terms of the Transfer are further described in the Purchase Agreement which is attached as an exhibit to this Form 8-K.


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits


(a).     Financial Statements

         Not Applicable

(b).     Pro Forma Financial Information

         Not Applicable

(c).     Exhibits
         99.1 Purchase Agreement among Related Capital Company and LB I Group, Inc., DA Holdings, Inc., Advantaged Housing Associates Inc., and Liberty GP, Inc. dated as of October 22, 1997 and executed on November 25, 1997.


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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                              Cambridge Advantaged Properties II
                                              Limited Partnership
                                              (Registrant)

                                              By: Related Advantaged Residential
                                                  Associates, Inc.,
                                                  a General Partner

                                                  BY: /s/ Stuart J. Boesky
                                                      --------------------
                                                      Stuart J. Boesky
                                                      Vice President
         December 4, 1997


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